UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 15, 2014

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

Effective as of December 16, 2014, and pursuant to action by the Board of Directors of GigOptix, Inc. (the “Company”) adopted on December 15, 2014, the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), entered into an Amended and Restated Rights Agreement (“Amendment”), which amends the Rights Agreement, dated as of December 16, 2011 (the “Rights Agreement”). The purposes of the Amendment are to (i) extend the expiration date of the rights contained therein from December 16, 2014, to December 16, 2017, (ii) decrease the exercise price of the rights from $8.50 to $5.25, and (iii) make certain other technical and conforming changes that the Company determined were necessary or desirable.

The description of the Amendment provided above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A/A, Amendment No. 1 (the “Form 8-A/A”) filed concurrently with this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. A copy of the Rights Agreement and a summary of its material terms were filed by the Company in its Current Report on Form 8-K as filed with the SEC on December 22, 2011, which incorporated the Rights Agreement by reference to Exhibit 4.1 of the Registration Statement on Form 8-A as filed with the SEC on December 22, 2011.

Item 3.03.	Material Modification to Rights of Security Holders.

The information in Item 1.01 above is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

In connection with the adoption of the foregoing Amended and Restated Rights Agreement referenced in Item 1.01 above, the Board on December 15, 2014 approved the Amended and Restated Certificate of Designation of Series A Junior Preferred Stock increasing the total authorized shares of Series A Junior Preferred Stock from 300,000 shares to 750,000 shares and making such other changes to the relative rights, preferences and limitations of the Series A Junior Preferred Stock as specified in the Amended and Restated Certificate of Designation of Series A Junior Preferred Stock.

The Amended and Restated Certificate of Designation of Series A Junior Preferred Stock was filed with the Secretary of State of the State of Delaware and became effective on December 15, 2014. A copy of the Amended and Restated Certificate of Designation of Series A Junior Preferred Stock has been filed as Exhibit 3.1 to the Form 8-A/A and is hereby incorporated into this Item 5.03 by reference.

Item 8.01.	Other Events.

On December 19, 2014, the Company issued a press release announcing the adoption of the Amended and Restated Rights Agreement. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Amended and Restated Certificate of Designation of Series A Junior Preferred Stock, filed December 15, 2014. (1)

4.1	Amended and Restated Rights Agreement, dated as of December 16, 2014, by and between GigOptix, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights as Exhibit A, the Form of Rights Certificate as Exhibit B and the Certificate of Designation of Series A Junior Preferred Stock as Exhibit C. (1)

4.2	Rights Agreement, dated as of December 16, 2011, between GigOptix, Inc., and American Stock Transfer & Trust Company, LLC, which includes the Summary of Rights as Exhibit A, the Form of Rights Certificate as Exhibit B and the Certificate of Designation of Series A Junior Preferred Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the SEC on December 22, 2011).

99.1	Press Release issued by GigOptix, Inc., on December 19, 2014, with respect to the Amended and Restated Rights Agreement.

(1)	Previously filed with the Securities and Exchange Commission on December 19, 2014 as an exhibit to the Company’s Registration Statement on Form 8-A/A, Amendment No. 1 and hereby incorporated by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GIGOPTIX, INC.

By:	/S/ DR. AVI KATZ
Dr. Avi Katz
Chief Executive Officer

Date: December 19, 2014

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation of Series A Junior Preferred Stock, filed December 15, 2014. (1)

4.1	Amended and Restated Rights Agreement, dated as of December 16, 2014, by and between GigOptix, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights as Exhibit A, the Form of Rights Certificate as Exhibit B and the Certificate of Designation of Series A Junior Preferred Stock as Exhibit C. (1)

4.2	Rights Agreement, dated as of December 16, 2011, between GigOptix, Inc., and American Stock Transfer & Trust Company, LLC, which includes the Summary of Rights as Exhibit A, the Form of Rights Certificate as Exhibit B and the Certificate of Designation of Series A Junior Preferred Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the SEC on December 22, 2011).

99.1	Press Release issued by GigOptix, Inc., on December 19, 2014, with respect to the Amended and Restated Rights Agreement.

(1)	Previously filed with the Securities and Exchange Commission on December 19, 2014 as an exhibit to the Company’s Registration Statement on Form 8-A/A, Amendment No. 1 and hereby incorporated by reference.